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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                AUGUST 16, 1999
                               (Date of Report)
               Date of earliest event reported: August 13, 1999


                         MERKERT AMERICAN CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


               0-24667                                  04-3411833
      (Commission File Number)             (I.R.S. Employer Identification No.)

          490 TURNPIKE STREET
              CANTON, MA                                   02021
(Address of principal executive offices)                (Zip Code)


              Registrant's telephone number, including area code:
                                (781) 828-4800
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ITEM 5.   OTHER EVENTS.

On August 13, 1999, Merkert American issued a press release announcing that it has entered into an agreement with First Union National Bank to amend its senior credit facility following the planned merger with Richmont Marketing Specialists Inc., which is attached as Exhibit 99.1 and incorporated by reference herein.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:              Not Applicable

(b)  Pro Forma Financial Information:                        Not Applicable

(c)  Exhibits:

     99.1 Press Release



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 13, 1999         MERKERT AMERICAN CORPORATION



                              By: /s/ Gerald R. Leonard
                                 -----------------------------------
                                 Gerald R. Leonard
                                 President

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                                 EXHIBIT INDEX
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Exhibit
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99.1  Press Release